SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  June 3, 2004
(Date of earliest event reported)

Commission File No.: 333-112636



                 Deutsche Mortgage & Asset Receiving Corporation
             (Exact name of registrant as specified in its charter)



           Delaware                                         04-3310019
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(State or Other Jurisdiction                            (I.R.S. Employer
      of Incorporation)                                 Identification No.)


60 Wall Street, New York, New York                            10005
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(Address of Principal Executive Office)                     (Zip Code)



                                 (212) 250-2500
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              (Registrant's telephone number, including area code)


ITEM 5.    Other Events.
           ------------

           Attached as Exhibit 99.1 to this Current Report is a collateral term sheet (the "Collateral Term Sheet") furnished to the Registrant by Deutsche Bank Securities Inc. (the "Underwriter"), an underwriter in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series COMM 2004-LNB3 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-112636) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheet by reference in the Registration Statement.

           The Collateral Term Sheet was prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheet.

           Any statement or information contained in the Collateral Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

      Exhibit No.                               Description
      -----------                               -----------

      99.1                                 Collateral Term Sheet

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                                  DEUTSCHE MORTGAGE & ASSET
                                                     RECEIVING CORPORATION



                                                  By:   /s/ Helaine M. Kaplan
                                                     ---------------------------
                                                     Name:  Helaine M. Kaplan
                                                     Title:


Date: June 7, 2004

                                INDEX TO EXHIBITS
                                -----------------

                                                     Paper (P) or
Exhibit No.            Description                   Electronic (E)
-----------            -----------                   --------------


   99.1                Collateral Term Sheet                E